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                                                                 EXHIBIT 23.(i)




The Board of Directors
Nevada Manhattan Mining Incorporated


We consent to the use of our report included herein and to the reference to our firm under the heading "Auditors" in the Prospectus and the Registration Statement on Form SB-2.



                                                Jackson & Rhodes P.C.


Dallas, Texas
September 11, 1997